Exhibit 99
Corporate Presentation August 2024 PrabotulinumtoxinA Potential biosimilar for therapeutic indications

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Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the outcome of any legal proceedings that may be instituted against AEON or others; (ii) AEON’s future capital requirements, including with respect to potential obligations pursuant to the forward purchase agreements; (iii) AEON’s ability to raise financing in the future; (iv) AEON’s ability to continue to meet continued stock exchange listing standards; (v) the ability of AEON to implement its strategic initiatives, including the continued development of ABP-450 and potential submission of a Biologics License Application for therapeutic uses of ABP-450; (vi) the ability of AEON to satisfy regulatory requirements; (vii) the ability of AEON to defend its intellectual property; (viii) the possibility that AEON may be adversely affected by other economic, business, regulatory, and/or competitive factors; and (ix) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in AEON’s Annual Report on Form 10-K for the year ended December 31, 2023 and any current or periodic reports filed with the Securities and Exchange Commission (the "SEC"), which are available on the SEC’s website at www.sec.gov. 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As a result of these factors, although AEON believes that the expectations reflected in its forward-looking statements are reasonable, AEON cannot assure you that the forward-looking statements in this presentation will prove to be accurate. Except as required by applicable law, AEON does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances, or otherwise. AEON qualifies all of its forward-looking statements by these cautionary statements. You should view this presentation completely and with the understanding that the actual future results, levels of activity, performance, events and circumstances of AEON may be materially different from what is expected. This presentation concerns anticipated products that are under clinical investigation and which have not yet been approved for marketing by the FDA. These anticipated products are currently limited by Federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and AEON’s own internal estimates and research. AEON has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, AEON’s own internal estimates and research have not been verified by any independent source. AEON Biopharma and the AEON Biopharma logo are trademarks of AEON Biopharma, Inc. All other trademarks used herein are the property of their respective owners.

Biosimilar Pathway - Faster to Market with Larger Potential

Biosimilar Pathway	Pursuing the 351(k) regulatory pathway with **PrabotulinumtoxinA** as biosimilar to Botox Potential to receive approval for all Botox therapeutic indications (12 currently)
Limited Competition Large Market	Only one other known biosimilar in active development Botox revenue ~$2.5B for US therapeutic indications – growing high single digits
Established Regulatory Pathway	Competitor has established the regulatory pathway with FDA AEON FDA meeting in Q3 2024 should provide clarity on remaining requirements for approval
FDA Approved Manufacturing	PrabotulinumtoxinA approved in 2019 under aesthetic-only BLA (separately held by Evolus) Manufacturing site approved by FDA, EMA and Health Canada
Substantial Existing Evidence	Analytical characterization completed showing functional and structural "similarity" Successfully completed Phase 2 study (September 2022) in cervical dystonia
Lower Costs & Faster to Market	Plan to initiate one head-to-head Phase 3 trial in cervical dystonia in 2025 to establish similarity No neurotoxin composition-of-matter patents minimizes litigation risk

AEON BIOPHARMA
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4 Leadership team with relevant industry experience and track record of success Experienced Management Team Marc Forth Chad Oh, MD Chief Executive Officer Chief Medical Officer • 25+ years of Biopharma experience • Former US Business Lead for BOTOX® Therapeutic • 16 years at Allergan dedicated to the entire BOTOX® franchise • 7 years at TAP Pharmaceuticals responsible for Lupron Depot (Urology, Oncology and Gynecology) • 30+ years of combined experience in academia and the pharmaceutical industry • Responsible for multiple IND, NDA, and BLA submissions • Chief, Division of Allergy and Immunology at Harbor-UCLA Medical Center • Associate Professor, Department of Pediatrics at UCLA School of Medicine • Published multiple scientific papers, books, book chapters, and abstracts, including 38 peer-reviewed original scientific papers • 12+ years of legal experience in corporate governance, mergers & acquisitions and capital markets • Associate General Counsel of Glaukos Corporation, responsible for business development activities, capital markets, corporate governance and SEC reporting • Counsel at O’Melveny & Myers EVP, Chief Legal Officer & Secretary Alex Wilson Jennifer Sy VP, Corporate Controller • 18+ years of finance and accounting experience in biotech, healthcare, technology and software industries • Senior management roles, responsible for establishing stream-lined accounting and financial reporting functions for publicly-traded and privately-held companies • Extensive experience in SPAC mergers, SEC reporting and ERP implementations

5 PrabotulinumtoxinA - Same 900 kDa Molecular Weight as Botox AbbVie Inc. Merz Pharma Ipsen Group Revance Molecular Size 900 kDa 900 kDa 150 kDa ~400 kDa 150 kDa Approved Therapeutic Indications 1. Chronic migraine 2. Overactive bladder 3. Detrusor overactivity 4. Pediatric detrusor overactivity 5. Adult upper limb spasticity 6. Adult lower limb spasticity 7. Pediatric upper limb spasticity 8. Pediatric lower limb spasticity 9. Cervical dystonia 10. Axillary hyperhidrosis 11. Blepharospasm 12. Strabismus None 1. Blepharospasm 2. Cervical dystonia 3. Adult upper limb spasticity 4. Chronic sialorrhea 1. Cervical dystonia 2. Spasticity 1. Cervical dystonia In Development 1. Episodic Migraine 2. Essential Tremor 3. IC/BPS Biosimilar Undisclosed 1. Neurogenic detrusor overactivity 2. Migraine (episodic & chronic) 1. Adult upper limb spasticity FDA Approved US Share 95% 2% 2% Sources: Decision Resources Group Therapeutic Botulinum Toxin Market Analysis Global 2021

6 FDA evaluates each proposed biosimilar and advises on the extent of testing to establish biosimilarity Biosimilar Requirements for FDA Approval https://www.fda.gov/drugs/biosimilars/review-and-approval https://www.fda.gov/media/82647/download 1. Establish manufacturing • PrabotulinumtoxinA approved in 2019 as Jeuveau and manufactured by Daewoong 2. Analytical characterization • Comparative data support the structural and functional similarity • Physiochemical and functional assays 3. Animal studies • Toxicology and pharmacology information 4. Clinical studies • Phase 2 in cervical dystonia • Comparative Phase 3 study with clinical efficacy endpoint 1. Confirm regulatory path and Phase 3 design 2. Discuss adequacy of previously completed studies and analytical characterization Animal Studies Safety and Efficacy Studies Human Studies Analytical Physiochemical and Functional Assays Nonclinical Comparative Clinical Studies Clinical Pharmacology 》 FDA meeting in Q3 2024:

Seeking Approval of PrabotulinumtoxinA as a Biosimilar to Botox

Potential approval for all 12 therapeutic indications - >$2.5 B in US sales

FDA

- A biosimilar can meet the requirements for approval based on data from a clinical study that demonstrates safety and effectiveness in an appropriate condition[1]
- FDA may approve a biosimilar for indications without direct clinical studies in those indications if the manufacturer provides adequate scientific justification[1]

- ✓ Chronic migraine
- ✓ Overactive bladder
- ✓ Detrusor overactivity
- ✓ Pediatric detrusor overactivity
- ✓ Adult upper limb spasticity
- ✓ Adult lower limb spasticity
- ✓ Pediatric upper limb spasticity
- ✓ Pediatric lower limb spasticity
- ✓ Cervical dystonia
- ✓ Axillary hyperhidrosis
- ✓ Blepharospasm
- ✓ Strabismus

AEON BIOPHARMA

1. https://www.fda.gov/drugs/biosimilars/review-and-approval

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8 $2.5B in US therapeutic sales in 2023 continues to show consistent growth Botox US Therapeutic Sales 2021-present – 95% Share of US Market Source: AbbVie quarterly earnings reports • Current indications: Organic growth in current indications driven primarily by continued investment in disease awareness and growing patient populations • New indications: Development in therapeutic specialties that do not currently have a toxin treatment option • Improved reimbursement: Favorable dynamics to facilitate coverage at current and projected pricing levels Anticipated Volume Growth Drivers Y/Y growth in high single digits US therapeutic revenue annualizing >$2.5 billion $429 $488 $534 $561 $500 $557 $584 $614 $587 $614 $626 $649 $611 $669 17% 14% 9% 9% 17% 10% 7% 6% 4% 9% 0 0.02 0.04 0.06 0.08 0.1 0.12 0.14 0.16 0.18 0.2 $300 $350 $400 $450 $500 $550 $600 $650 $700 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Y/Y Growth Revenue ($ mil) US Therapeutic Botox Sales Revenue Growth

Phase 2 completed Potential comparative Phase 3 to support BLA submission Cervical Dystonia

10 Phase 2 successfully completed in 2022 Cervical Dystonia - Gold Standard Indication to Establish Toxin Efficacy • CD has been the foundational disorder used to establish efficacy in the therapeutic setting during clinical development of botulinum toxins • All 4 products with approved indications followed the same regulatory pathway • Standard protocols and endpoints well-established with the FDA Foundational Indication • ~50,000 US patients • Cervical dystonia is a chronic condition with no cure • Painful and debilitating twisting movements of neck and shoulders • Botulinum toxin injection is the standard of care • Established outcome measures and regulatory pathway The Disorder • Phase 2 program was successfully completed in 2022 • Anticipate that Phase 3 program will include a head-to-head comparison to Botox® to demonstrate non-inferiority Phase 3-Ready Sources: Company estimates based on 2017 US Census Projections Defazio, Descriptive Epidemiology of Cervical Dystonia (2013) Richardson, American Academy of Neurology - Dystonia Treatment (2017)

11 Data reported September 2022 - 17 months after first patient dosed Cervical Dystonia Phase 2 Dose Ranging Study Design • First patient dosed April 2021 • Phase 2 top line data reported in September 2022 Randomized Double-Blinded Placebo-Controlled Study Randomized 20 weeks R 1-week baseline 16-week washout of prior toxin treatment Open Label Extension Study Placebo n= 15 150 Units ABP-450 n= 15 250 Units ABP-450 n= 15 350 Units ABP-450 n= 15 4 treatments of ABP-450 52 weeks Primary: • Safety of ABP-450 Secondary: • Change in TWSTRS • PGI-C and CGI-C • PGI-S and CGI-S Exploratory: • C-SSRS • Dysphagia Score Endpoints • N = 60 • 40 sites in US • 3 doses; 4 arms • 1 injection in randomized portion • 4 injections in OLE • 20-week primary endpoint • 72 weeks total Study Design

12 TWSTRS is well-established primary endpoint for toxin approvals Toronto Western Spasmodic Torticollis Rating Scale (TWSTRS) • FDA accepted primary endpoint most often used in neurotoxin studies in cervical dystonia as basis for approval. • Maximum score of 85 (most severe) – Decreasing TWSTRS score indicates improvement – 3 subscales: severity, disability, and pain • Validated outcome parameter • Change from baseline in TWSTRS score was utilized in Aeon Phase 2 study and will be primary endpoint for Phase 3.

13 200 U dose will be utilized in Phase 3 Primary Efficacy Endpoint: Change from Baseline TWSTRS at Week 4 3.57 14.01* 11.28* 9.92 0 2 4 6 8 10 12 14 16 Placebo (n=14) 150 U (n=14) 250 U (n=14) 350 U (n=15) Improvement From Baseline TWSTRS (LSM) * p-value ≤ 0.05 • 150 U and 250 U demonstrated statistically significant improvement over placebo. p=0.0070 (150 U vs. Placebo) p=0.0406 (250 U vs. Placebo) p=0.0864 (350 U vs. Placebo) • Treatment effect between active doses was not statistically significant. p=0.4624 (150 U vs. 250 U) p=0.2598 (150 U vs. 350 U) p=0.7071 (250 U vs. 350 U)

14 PrabotulinumtoxinA demonstrated consistency across the 3 subscales Secondary Efficacy Endpoint at Week 4 (TWSTRS – Subscales) Statistics Test Result: p=0.0258 (150 U vs. Placebo) p=0.0420 (250 U vs. Placebo) p=0.2942 (350 U vs. Placebo) Statistics Test Result: p=0.1351 (150 U vs. Placebo) p=0.1332 (250 U vs. Placebo) p=0.1081 (350 U vs. Placebo) Statistics Test Result: p=0.0027 (150 U vs. Placebo) p=0.4290 (250 U vs. Placebo) p=0.2173 (350 U vs. Placebo) Disability Subscale Pain Subscale Severity Subscale 1.02 4.53* 4.24* 2.62 0 1 2 3 4 5 Placebo (n=14) 150 U (n=14) 250 U (n=14) 350 U (n=15) Improvement From Baseline DS (LSM) 1.27 3.56 3.58 3.69 0 0.5 1 1.5 2 2.5 3 3.5 4 Placebo (n=14) 150 U (n=14) 250 U (n=14) 350 U (n=15) Improvement From Baseline PS (LSM) 1.91 5.89* 2.94 3.45 0 1 2 3 4 5 6 7 Placebo (n=14) 150 U (n=14) 250 U (n=14) 350 U (n=15) Improvement From Baseline SS (LSM)

15 Secondary Efficacy Endpoint at Week 4: Clinical & Patient Global Impression of Change (CGI-C & PGI-C) 3.9 2.3* 2* 2.7* 0 0.5 1 1.5 2 2.5 3 3.5 4 4.5 Placebo (n=14) 150 U (n=14) 250 U (n=14) 350 U (n=15) Mean CGI-C (LSM) * p-value <0.05 Statistics Test Result: p=0.0010 (150 U vs. Placebo) p=0.0001 (250 U vs. Placebo) p=0.0095 (350 U vs. Placebo) 4 2.6* 2.2* 2.7* 0 0.5 1 1.5 2 2.5 3 3.5 4 4.5 Placebo (n=14) 150 U (n=14) 250 U (n=14) 350 U (n=15) Mean PGI-C (LSM) * p-value <0.05 Statistics Test Result: p=0.0017 (150 U vs. Placebo) P<0.0001 (250 U vs. Placebo) p=0.0028 (350 U vs. Placebo) Clinical Global Impression of Change Patient Global Impression of Change PrabotulinumtoxinA demonstrated statistically significant improvement on both PRO instruments

16 Safety Summary * All TRTEAEs were either mild or moderate in severity and transient in nature. # All dysphagia cases were mild. AE Summary Placebo (N=14) n, % ABP-450 150 Units (N=14) n, % ABP-450 250 Units (N=16) n, % ABP-450 350 Units (N=15) n, % TOTAL ABP-450 (N=45) n, % ANY TREATMENT-EMERGENT ADVERSE EVENT (TEAE) 9 (64.3%) 8 (57.1%) 12 (75%) 11 (73.3%) 31 (68.9%) ANY SERIOUES TEAE 0 0 0 0 0 ANY TREATEMENT-RELATED TEAEs* (TRTEAE) 2 (14.3%) 3 (21.4%) 8 (50%) 5 (33.3%) 16 (35.6%) Dysphagia# 0 0 2 (12.5%) 3 (20%) 5 (11.1%) Muscular Weakness 0 2 (14.3%) 0 1 (6.7%) 3 (6.7%) Headache 0 0 1 (6.3%) 1 (6.7%) 2 (4.4%) Joint swelling 0 0 1 ( 6.3%) 0 1 ( 2.2%) Neck pain 1 ( 7.1%) 0 1 ( 6.3%) 0 1 ( 2.2%) Torticollis 0 0 1 ( 6.3%) 0 1 ( 2.2%) Nausea 0 0 1 ( 6.3%) 0 1 ( 2.2%) Dizziness 0 0 1 ( 6.3%) 0 1 ( 2.2%) Head discomfort 0 1 ( 7.1%) 0 0 1 ( 2.2%) Presyncope 0 0 0 1 ( 6.7%) 1 ( 2.2%) Feeling abnormal 0 0 1 ( 6.3%) 0 1 ( 2.2%) Injection site pain 1 (7.1)% 1 ( 7.1%) 0 0 1 ( 2.2%) Injection site pruritus 0 0 1 ( 6.3%) 0 1 ( 2.2%) Malaise 0 0 1 ( 6.3%) 0 1 ( 2.2%) Diplopia 0 0 1 ( 6.3%) 0 1 ( 2.2%) Rash macular 0 0 0 1 ( 6.7%) 1 ( 2.2%)

17 Phase 2 Data Conclusions • Phase 2 trial met primary and other key endpoints, supporting the safety and efficacy of PrabotulinumtoxinA in reducing signs and symptoms associated with CD. • PrabotulinumtoxinA demonstrated adverse event rates similar to other botulinum toxins. • Zero discontinuations due to Treatment-Emergent Adverse Events (TEAEs) • Low rate of treatment-related TEAEs (TRAEs) • Zero dysphagia cases in the 150 U arm and low rate of dysphagia (11%) and muscle weakness (6.7%) overall • All TRAEs were mild to moderate in severity and transient in nature • PrabotulinumtoxinA demonstrated efficacy similar to other botulinum toxins. • TWSTRS at Week 4 improved 14.01 points in 150 U; 11.28 points in 250 U; 9.92 points in 350 U; 3.57 points in placebo – Statistical significance in lower dose arms (150 U and 250 U) vs. placebo and numerical improvement in high dose arm (350 U) vs. placebo • Patient Global Impression of Change (PGI-C) demonstrated statistically significant improvement in all three ABP-450 dose groups over placebo • Clinical Global Impression of Change (CGI-C) demonstrated statistically significant improvement in all three ABP-450 dose groups over placebo

Proposed Comparative Phase 3 Trial in Cervical Dystonia

Noninferiority design to establish clinical similarity to Botox

Study Design

- N = 350
- 80 sites in US
- 3 arms:
  - PrabotulinumtoxinA
  - BOTOX®
  - Placebo
- Single injection in randomized portion
- 4-week primary endpoint
- 12 ± 2 weeks total

Randomized Double-Blinded Active Placebo-Controlled Study


R
200 U PrabotulinumtoxinA
n= 150
200 U BOTOX
n= 150
Placebo
n= 50
16-week washout of prior toxin treatment
2-week screening
Randomized
12 ± 2 weeks

Endpoints

Primary:

- Change in TWSTRS-Total Score for PrabotulinumtoxinA vs. BOTOX

Secondary:

- Change in TWSTRS-Total Score for BOTOX vs. Placebo
- Safety of PrabotulinumtoxinA, BOTOX and Placebo

Exploratory:

- PGI-C and CGI-C for PrabotulinumtoxinA vs. BOTOX
- PGI-C and CGI-C for BOTOX vs. Placebo

FDA meeting in Q3 2024 to confirm design

Targeting initiation in 2025 and expecting ~2 years to complete

AEON BIOPHARMA
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Favorable regulatory environment Higher penetration with more recent launches Still limited competition and predictable pricing dynamics Biosimilar Market Landscape

20 ~80% of new biosimilars being developed at small companies, but most marketed by larger pharma New Biosimilar Development is Driven by Smaller Companies Reproduced with permission; IQVIA “Biosimilars in the United States 2023-2027” IQVIA Global Biosimilars Database, Sep 2022; IQVIA Institute, Nov 2022.

21 3 launches in 2019 achieved ~70% penetration within 3 years More Recent Biosimilar Launches are Achieving Higher Shares Reproduced with permission; IQVIA “Biosimilars in the United States 2023-2027” IQVIA MIDAS, IQVIA DDD, Oct 2022; IQVIA Institute, Dec 2022

22 Physicians have incentive to select one product over another Stronger Uptake of Biosimilars in Buy-and-Bill Markets Reproduced with permission; IQVIA “Biosimilars in the United States 2023-2027” IQVIA LAAD Medical Procedures Claims, Sep 2022; US Market Access Strategy Consulting, Dec 2022.

23 Price discounts in the 18-50% range within 3 years of launch Biosimilar Pricing Dynamics Reproduced with permission; IQVIA “Biosimilars in the United States 2023-2027” IQVIA National Sales Perspective, US Market Access Strategy Consulting, Dec 2022.

24 No competitive botulinum product has a separate BLA exclusively for therapeutic indications AEON Model Could Allow Reimbursement Based Solely on Therapeutic Pricing *Average selling price Value to Physician Consistent, predictable reimbursement Value to Payor Potential to offer financial incentives AEON BLA only for therapeutic indications • Potential therapeutic-only BLA could allow AEON’s ASP* to be unencumbered by pricing pressures from aesthetic indications that hamper the competition’s reimbursement structure • Physicians could receive consistent and favorable reimbursement from payors • Flexibility to provide targeted economic incentives to payors and/or providers that competition cannot Removing influence of price competition seen in the aesthetics market

25 Summary and Key Milestones Key points PrabotulinumtoxinA is the most advanced 900 kDa toxin (same molecular weight as BOTOX) in development Much of the analytical characterization has been previously completed PrabotulinumtoxinA manufacturing for aesthetic indications is already FDA approved* and well-established Positive Phase 2 results demonstrate PrabotulinumtoxinA safety and efficacy in cervical dystonia Approval as biosimilar with P3 trial in CD provides potential access to all 12 therapeutic BOTOX indications Upcoming events Q3 2024 – FDA meeting to confirm regulatory requirements 2025 – Targeting initiation of enrollment in Phase 3 comparative study in cervical dystonia 2027 – Anticipated Phase 3 completion and BLA filing ✓ ✓ ✓ ✓ ✓ *Developed and commercialized under brand name Jeuveau® (Evolus, Inc.)

Thank You